LAS VEGAS SANDS, INC.
                             STOCK OPTION AGREEMENT


                    THIS AGREEMENT (the "Agreement"), dated January 2, 2002 is made effective as of November 30, 1997 (the "Date of Grant"), between Las Vegas Sands, Inc., a Nevada corporation (the "Company"), Sheldon G. Adelson ("Adelson") and Robert G. Goldstein (the "Participant") is entered into to clarify and set forth in a single instrument all of the understandings and commitments with respect to the options to acquire shares of the Company's Common Stock (the "Shares") promised by the Company to the Participant under an Employment Agreement.

Recitals
--------

                    WHEREAS, the Company has adopted the Las Vegas Sands, Inc. 1997 Fixed Stock Option Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan;

                    WHEREAS, the Company's Board of Directors (the "Board") has determined that it would be in the best interests of the Company and its stockholders to grant the option provided for herein (the "Option") to the Participant pursuant to the Plan and the terms set forth herein;

                    NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

     1. Grant of the Option. Subject to compliance with applicable Nevada Gaming Laws, including the receipt of all necessary approvals from the Nevada Gaming Commission and the State Gaming Control Board ("Nevada Gaming Authorities") prior to the execution of this Agreement, the Company hereby grants to the Participant the right and Option to purchase, on the terms and conditions hereinafter set forth the number of Shares set forth on Exhibit A attached hereto, subject to adjustment as set forth in the Plan. The price of the Shares subject to the Option shall be as determined by the provisions of Section 3 of this Agreement. The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986, as amended.

     2. Vesting and Exercisability. The Option shall be fully vested and immediately exercisable on the Date of Grant.

     3. Exercise of Option.

          (a) Exercise Price. The Exercise Price for the Shares to be acquired upon the exercise of the Option (the "Exercise Price") shall be the amount set forth on Exhibit A.

          (b) Period of Exercise. Subject to the provisions of the Plan and this Agreement, the Participant may exercise the Option in whole but not in part at any time after receiving all necessary licenses and approvals from the Nevada Gaming Authorities and prior to the earliest to occur of the following (the "Option Expiration Dates"):

               (i) the tenth anniversary of the Date of Grant;

               (ii)  the  date   three   days  prior  to  a  Change  in  Control
          Acceleration Event;

               (iii) the date three days prior to a Public Offering Acceleration Event; and

               (iv) the date of the Participant's termination of employment for Cause (as defined below).

     If the Option is not exercised as of the Option Expiration Date, it shall immediately terminate and expire, provided, however, that no Option shall expire pursuant to Section 3(b)(ii) or (iii) unless the Company has given the Participant notice of the Accelerated Exercise Period promptly upon learning of the time (or approximate time) when the Accelerated Exercise Period will occur but in no event shall such notice be given later than ten
     (10) days prior to the Change of Control Acceleration Event or the Public Offering Acceleration Event.

          (c) Method of Exercise.

               (i) Subject to Section 3(b), the Option may be exercised by delivering to the Company at its principal office the Exercise Notice attached hereto as Exhibit B, together with proof that the Participant has obtained from the Nevada Gaming Authorities all licenses or approvals necessary to exercise the Option and to hold the Shares. Within five (5) business days of the delivery of such notice to the Company, the Participant shall deliver to the Company at its principal office payment in full of the Exercise Price if he wishes to exercise the Option. Upon receipt by the Company of the Exercise Price the

          Option will be deemed exercised. The payment of the Exercise Price may be made--

                    (A) in cash, or its equivalent; or

                    (B) if there  shall be a public  market for the  Shares,  by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months), subject to receipt of any necessary licenses or approvals from the Nevada Gaming Authorities and subject to such rules as may be established by the Company, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price; or

                    (C) by the delivery of a promissory note and pledge agreement of the Participant in the form attached hereto as Exhibits C (the "Note") and D (the "Pledge Agreement") providing for payment, with interest on the unpaid balance accruing at a fair market rate as of the date of exercise, which the parties understand shall mean the "Applicable Federal Rate" as such term is used in Code section 7872 unless, based upon the financial position and credit worthiness of the Participant, a higher rate is appropriate, upon the earlier of:

                         (I) 90 days after a demand for repayment; or

                         (II) the later of:

                                (x) a Public Offering Acceleration Event, or

                                (y) the expiration of any applicable "lock up" period, but in no event longer than six months following the Public Offering Acceleration Event, and upon such other terms and conditions (including the security, if any therefor) as the Company may determine, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender plus the principal amount of any Note is at least equal to such aggregate Exercise Price; provided, further, that if --

                    (D)  the  Participant's   employment  with  the  Company  is
               terminated for any reason;

                    (E) the Participant continues to own the Shares; and

                    (F) the Note remains outstanding,  then the interest rate on the Note shall increase, upon such termination, to the greater of the Company's weighted average cost of capital or the rate established pursuant to Section 3(c)(i)(C) above.

               (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Board shall in its sole discretion determine to be necessary or advisable. In addition, the Participant may not acquire any interest in an Option under this Agreement until such time as the Nevada Gaming Authorities approve the granting of such Option. In the event that any Nevada Gaming Authority denies the granting of the Option, the Participant shall not be entitled to receive the Option or any other compensation or remuneration under this Agreement in lieu of such Option.

               (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue or transfer certificates in the Participant's name for such Shares.
          However, the Company shall not be liable to the Participant for damages relating to any delays in issuing or transferring the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance or transfer of the certificates or in the certificates themselves.

     4. Restrictions. All Shares issued pursuant to the exercise of this Option shall be subject to the restrictions set forth in the Stockholders Agreement to be executed in connection with the exercise, among the Company and the stockholders named therein in substantially the form attached hereto as Exhibit E (the "Stockholders Agreement").

     5. Redemption.

          (a) Redemption Rights. Some or all of the Shares issued pursuant to the exercise of the Option and held by the Participant for a period of at least six months following exercise of the Option, shall, at the written request of the Participant (or his personal representative), be redeemed by the Company as follows:

               (i) in the case of

                    (A) a  termination  of  Participant's  employment  with  the
               Company due to death or Disability (as defined below);

                    (B) a  voluntary  termination  by  the  Participant  of  his employment with the Company;

                    (C) a termination of Participant's employment by the Company other than for Cause; or

                    (D) a redemption request made by the Participant while still employed by the Company, the Company shall pay to the Participant an amount equal to the Fair Market Value on the date of redemption of the Shares being redeemed, which price shall:

                    (E) to the  extent  the  Participant  paid for the  Exercise
               Price of the Option using a Note in accordance with Section 3(c)(i)(C) above, be applied to the amounts of principal and interest which are due and remain unpaid as of the date of redemption as follows:

                         (I) upon  redemption of all or any portion of the first
                    25% of the Shares subject to the Pledge Agreement; only the accrued interest on the Note shall be paid;

                         (II) upon redemption of all or any portion of the second 25% of the Shares subject to the Pledge Agreement, all of the redemption proceeds shall be applied to the Note interest and principal;

                         (III) upon the  redemption  of any portion of the third
                    25% of the Shares subject to the Pledge Agreement, one-half of the redemption proceeds shall be applied to the Note interest and principal unless one-half of the portion of the third 25% retained by the Participant, when valued at the then prevailing redemption price, shall be less than the remaining interest and principal due on the Note, in which event a greater portion of the redemption proceeds shall be applied to the Note so that one-half of the portion of the third 25% retained by the Participant, when valued at the then prevailing redemption price, shall be equal to or greater than the remaining interest and principal due on the Note; and

                         (IV) upon the  redemption  of all or any portion of the
                    fourth 25% of the Shares subject to the Pledge Agreement, if there shall then be any balance of interest or principal remaining due on the Note, such portion of the redemption proceeds shall be applied to the Note as necessary to fully pay the balance thereof; and

                    (F) to the extent the  redemption  price  exceeds the amount remaining unpaid on the Note or if no Note is outstanding, such redemption price (or portion thereof) shall be payable by the Company, with interest on the unpaid balance accruing at a fair market rate as of the date of redemption, which the parties understand shall mean the "Applicable Federal Rate" as such term is used in Code section 7872 unless, based upon the financial position and credit worthiness of the Company, a higher rate is appropriate, in thirty-six (36) equal consecutive monthly installments, commencing ninety (90) days following the date on which the Fair Market Value is established; and

               (i) in the case of a termination for Cause (as defined below) or a termination as a result of the failure of the Nevada Gaming Authorities to grant the Participant a casino key employee and equity holder license, Participants shall be deemed to have elected redemption as of his termination of employment or six months after share exercise was completed, whichever is later, and the Company shall pay to the Participant an amount equal to the lesser of the exercise price for such Shares or the Fair Market Value on the date of redemption, which price shall--

                    (A) to the  extent  the  Participant  paid for the  Exercise
               Price of the Option using a Note in accordance with Section 3(c)(i)(C) above, be used to offset any amounts of principal and interest which are due and unpaid as of the date of redemption; and

                    (B) to the extent the  redemption  price  exceeds the amount remaining unpaid on the Note or if no Note is outstanding, such redemption price shall be payable, with interest on the unpaid balance accruing at a fair market rate as of the date of redemption, which the parties understand shall mean the "Applicable Federal Rate" as such term is used in Code section 7872 unless, based upon the financial position and credit worthiness of the Company, a higher rate is appropriate, in thirty-six (36) equal consecutive monthly installments commencing ninety (90) days following the date on which Fair Market Value is established.

          (b) Definitions. For purposes of this Agreement:

"Cause" shall mean:

               (i) conviction of a felony, misappropriation of any material funds or property of the Company, commission of fraud or embezzlement with respect to the Company, or any material act or acts of dishonesty relating to the Participant's employment by the Company resulting or intended to result in direct or indirect personal gain or enrichment at the expense of the Company;

               (ii) use of alcohol or drugs that renders the Participant materially unable to perform the functions of his or her job or carry out his or her duties to the Company;

               (iii)   materially    failing   to   fulfill   his   duties   and
          responsibilities;

               (iv) committing any act or acts of serious and willful misconduct (including disclosure of confidential information) that is likely to cause a material adverse effect on the business of the Company or to subject the Company to possible disciplinary action by the Nevada Gaming Authorities; or

               (v) loss or failure to obtain a license, work card, or other approval from the Nevada Gaming Authorities that is necessary or for which the Company deems advisable relating to the Participant's employment by the Company or the holding or exercise of an Option hereunder.

"Disability" shall mean that the Participant is unable to perform the duties of his employment for a continuous period of three months due to severe illness or accident or other grave mental or physical incapacity.

"Fair Market Value" of a Share shall mean:

               (i) If there is no public market for the Shares, the fair market value agreed to by the Company and the Participant or, in the absence of such agreement, the fair market value determined and agreed to by two national investment banking firms (the "Appraisers"), one chosen by the Company and one chosen by the Participant. In the absence of agreement of the Appraisers, Fair Market Value shall be determined by a third independent appraiser mutually chosen by the Appraisers. Such determination shall be final and binding on all parties. The costs and expenses of the appraisers shall be shared equally by the Company and the Participant, and

               (ii) If there is a public market for the Shares, then the mean between the high and low sales price of the Shares as reported on the composite tape for securities traded on the New York Stock Exchange for such date (or if not then trading on the New York Stock Exchange, the mean between the high and low sales price of the Shares on the stock exchange or over-the-counter market on which the Shares are principally trading on such date) or, if there were no sales on such date, on the closest preceding date on which there were sales of Shares.

          (c) Redemption Procedure. Any redemption of Shares provided for in this Section shall take place--

               (i) within thirty (30) days following termination for Cause or a termination as a result of the failure of the Nevada Gaming Authorities to grant the Participant a casino key employee and equity holder license;

               (ii) in the case of a termination by reason of the Participant's death or Disability, upon such date set out by the Participant, or his estate, as the case may be, in a written notice to the Company specifying all or any portion of the Shares to be redeemed, given at least thirty (30) days in advance of the applicable redemption date; or

               (iii) within thirty (30) days following written notice to the Company of the intent to redeem all or any portion of the Shares in the case of any other termination of the Participant's employment with the Company or if Participant is currently employed with the Company.

     The Participant (or his personal representative), upon redemption of all or any portion of his Shares shall surrender to the Company the certificates for his Shares and only such portion as has been surrendered shall thereupon be canceled; provided, however, that if the Participant is redeeming Shares in accordance with clause (i) above, then upon such redemption the Participant shall surrender to the Company all certificates for Shares and whether so surrendered or not, such Shares shall thereupon be canceled. The Company shall then, upon receipt of the Shares and determination of the Fair Market Value, deliver to the Participant (or his personal representative) a promissory note for the sum payable in accordance with the terms of Section 5(a)(ii) above. Such note shall be, in all respects, subject to the limitations and restrictions, if any, imposed by any note, credit facility, indenture, mortgage, line of credit or similar contractual arrangement with an institutional or similar lender by which the Company may become bound ("Lender Restrictions"), whether in the form of financial covenants or otherwise and whether arising prior to or after execution and delivery of the note. No failure of the Company to pay sums due on the note on account of the Lender Restrictions shall result in a default and all such payments to the extent (and only to the extent) prohibited by the Lender Restrictions, shall be deferred and accrue until such time as they may be paid without violating the Lender Restrictions.

          (d) Redemption Provisions Void. Whenever (and for so long as) the Shares are publicly traded, either on a registered securities exchange or in the over-the-counter market, all provisions regarding the redemption of Shares by the Company shall be void.

     6. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. If, the Company or an Affiliate at any time dismisses Participant or discontinues any consulting relationship, such discontinuance or dismissal may be made, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

     7. Legend on Certificates.

          (a) The certificates representing the Shares purchased by exercise of the Option shall, in addition to the restrictions set forth in Sections 3, 4 and 5 hereof, be subject to such stop transfer orders or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, any applicable Federal or state laws, the Company's Articles of Incorporation or Bylaws and the Stockholders Agreement, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) All certificates for shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to Nevada Gaming Laws and all local gaming laws and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     8. Transferability. The Option and, prior to a Public Offering Acceleration Event, the Shares may not be assigned, alienated, pledged to anyone other than the Company, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution after receipt of all necessary licenses and approvals from the Nevada Gaming Authorities, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and provided further that Shares acquired upon the exercise of an Option may be pledged to the Company or, to a financial institution to secure a loan the proceeds of which are used to pay the Company the Exercise Price of the Option or the taxes payable in connection with such exercise provided the holder first obtains all necessary licenses and approvals from the Nevada Gaming Authorities. No such permitted transfer of the Option or the Shares to heirs or legatees of the Participant shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Company may deem necessary to establish the validity of the transfer, the acceptance by the transferee or transferees of the terms and conditions hereof and receipt of all necessary approvals from the Nevada Gaming Authorities. During the Participant's lifetime, the Option is exercisable only by the Participant.

     9. Withholding.

          (a) The Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

          (b) Without limiting the generality of clause (a) above, the Participant may, in the reasonable discretion of the Company, satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option a number of Shares with a Fair Market Value equal to such withholding liability.

     10. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Agreement.

     11. Notices. Any notice necessary under this Agreement shall be addressed to the Company at its principal executive office and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

     12. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEVADA AND THE NEVADA GAMING LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     13. Option Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

     14. Full Satisfaction. By entering into this Agreement, the Participant agrees and acknowledges that the grant of this Option is in full satisfaction of the Company's (and its Affiliates') obligations with respect to the Option grant contemplated by the Participant's Employment Agreement or contract, whichever is applicable.

     15. Assumption by Adelson. Adelson has the right, in his sole discretion, to assume the obligations of the Company, and to succeed to the rights of the Company, herein, to grant the Option and to administer the Plan as provided for in the Plan, such assumption and succession to be evidenced by the execution of an instrument solely by Adelson. In the absence of such an assumption, Adelson shall have no obligations under this Agreement or the Plan.

     16.   Signature  in   Counterparts.   This   Agreement  may  be  signed  in
counterparts, each of which shall be deemed an original, and all of which, collectively, shall be considered one and the same instrument.

                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

                            LAS VEGAS SANDS, INC.


                        By:
                            --------------------------



                            /s/Robert G. Goldstein
                            --------------------------
                            ROBERT G. GOLDSTEIN


                            /s/Sheldon G. Adelson
                            --------------------------
                            SHELDON G. ADELSON

                                LIST OF EXHIBITS





                  A - Employee Participant Data

                  B - Exercise Notice

                  C - Note

                  D - Pledge Agreement

                  E - Stockholders Agreement



                                           EXHIBIT A


                                                            Per Share
Name of Employee            Number of Shares                Exercise Price      Exercise Price
-------------------         ---------------------------     --------------      --------------
Robert G. Goldstein         9,980 (represents .9980%        $271.04             $2,704,979
                            of the equity (on a diluted
                            basis) based on 1,000,000
                            shares outstanding)
